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                                                                   CONSECO


GREAT AMERICAN RESERVE INSURANCE COMPANY



SEMIANNUAL REPORT
TO CONTRACT OWNERS

JUNE 30, 1998





                               Great American Reserve Variable Annuity Account G
                                                            Conseco Series Trust

SEMIANNUAL REPORT TO CONTRACT OWNERS

TABLE OF CONTENTS

JUNE 30, 1998

====================================================================================================================================
GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT G                                                                               PAGE
Statement of Assets and Liabilities as of June 30, 1998.......................................................................... 1
Statement of Operations for the Period April 29, 1998 to June 30, 1998........................................................... 3
Statement of Changes in Net Assets for the Period April 29, 1998 to June 30, 1998................................................ 3
Notes to Financial Statements.................................................................................................... 4

CONSECO CAPITAL MANAGEMENT, INC.
Report from the President........................................................................................................ 6
Report from the Asset Allocation Portfolio Adviser............................................................................... 6
Report from the Common Stock Portfolio Adviser................................................................................... 7
Report from the Corporate Bond Portfolio Adviser................................................................................. 7
Report from the Government Securities Portfolio Adviser.......................................................................... 8
Report from the Money Market Portfolio Adviser................................................................................... 8

CONSECO SERIES TRUST
Statement of Assets and Liabilities as of June 30, 1998.......................................................................... 9
Statement of Operations for the Six Months Ended June 30, 1998................................................................... 9
Statements of Changes in Net Assets for the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997..................10
Statements of Investments in Securities as of June 30, 1998:
   Asset Allocation Portfolio....................................................................................................12
   Common Stock Portfolio........................................................................................................15
   Corporate Bond Portfolio......................................................................................................16
   Government Securities Portfolio...............................................................................................18
   Money Market Portfolio........................................................................................................19
Notes to Financial Statements....................................................................................................20


GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT G
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

====================================================================================================================================
                                                                                             SHARES           COST    REPORTED VALUE
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments in portfolio shares, at net asset value (Note 2):
     The Alger American Fund:
       Growth Portfolio................................................................         209.1   $      9,842   $      9,548
       Leveraged AllCap Portfolio......................................................         344.4          9,285          9,567
       MidCap Portfolio................................................................         159.0          4,167          4,246
       Small Capitalization Portfolio..................................................         212.0          9,558          9,144
     Conseco Series Trust:
       Asset Allocation Portfolio......................................................       5,815.3         81,467         81,796
       Common Stock Portfolio..........................................................       1,014.2         21,769         21,698
       Government Securities Portfolio.................................................         499.5          6,026          6,025
     Federated Insurance Series:
       International Equity Fund II....................................................           0.1              2              2
     Lord Abbett Series Fund, Inc.:
       Growth & Income Portfolio.......................................................       1,121.2         24,116         24,046
------------------------------------------------------------------------------------------------------------------------------------
         Total assets...............................................................................................        166,072

Liabilities:
     Amounts due to Great American Reserve Insurance Company........................................................            136
------------------------------------------------------------------------------------------------------------------------------------
       Net assets (Note 6)...........................................................................................      $165,936
====================================================================================================================================

                                 The accompanying notes are an integral part of these financial statements.

                                                                                                                                   1

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT G
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

JUNE 30, 1998
(UNAUDITED)

====================================================================================================================================

                                                                                             UNITS       UNIT VALUE   REPORTED VALUE
Net assets attributable to:
   Contract owners' deferred annuity reserves:
     The Alger American Fund:
       Growth Portfolio................................................................         628.8   $  15.169443   $      9,538
       Leveraged AllCap Portfolio......................................................         642.0      14.886819          9,557
       MidCap Portfolio................................................................         296.0      14.328676          4,241
       Small Capitalization Portfolio..................................................         643.0      14.204553          9,134
     Conseco Series Trust:
       Asset Allocation Portfolio......................................................       6,077.9      13.451059         81,753
       Common Stock Portfolio..........................................................       1,477.0      14.677796         21,679
       Government Securities Portfolio.................................................         551.3      10.920643          6,021
     Lord Abbett Series Fund, Inc.:
       Growth and Income Portfolio.....................................................       1,888.1      12.717943         24,013
-----------------------------------------------------------------------------------------------------------------------------------
         Net assets.................................................................................................   $    165,936
===================================================================================================================================

                                   The accompanying notes are an integral part of these financial statements.

2

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT G
STATEMENT OF OPERATIONS

FOR THE PERIOD APRIL 29, 1998 TO JUNE 30, 1998
(UNAUDITED)

====================================================================================================================================
                                                                                                                    APRIL 29, 1998
                                                                                                                   TO JUNE 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividends from investments in portfolio shares...................................................................   $      2,291
Expenses:
   Mortality and expense risk fees..................................................................................            121
   ADMINISTRATIVE FEES..............................................................................................             15
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses.................................................................................................            136
-----------------------------------------------------------------------------------------------------------------------------------
       Net investment income........................................................................................          2,155
Net realized gains (losses) and unrealized appreciation (depreciation) on investments:
   Net realized losses on sales of investments in portfolio shares..................................................            (7)
   Net change in unrealized depreciation of investments in portfolio shares.........................................          (161)
-----------------------------------------------------------------------------------------------------------------------------------
     Net loss on investments in portfolio shares....................................................................          (168)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations...................................................................   $      1,987
===================================================================================================================================


STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 29, 1998 TO JUNE 30, 1998
(UNAUDITED)

====================================================================================================================================
                                                                                                                    APRIL 29, 1998
                                                                                                                   TO JUNE 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
   Net investment income............................................................................................   $      2,155
   Net realized losses on sales of investments......................................................................            (7)
   Net change in unrealized depreciation of investments.............................................................          (161)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from operations.....................................................................          1,987
-----------------------------------------------------------------------------------------------------------------------------------
Changes from principal transactions:
   Net contract purchase payments...................................................................................        163,949
   Contract redemptions.............................................................................................              0
   Net transfers from fixed account.................................................................................              0
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from principal transactions.........................................................        163,949
       Net increase in net assets...................................................................................        165,936
Net assets, beginning of period.....................................................................................              0
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period....................................................................................   $    165,936
===================================================================================================================================

                       The accompanying notes are an integral part of these financial statements.

                                                                                                                                   3


GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT G

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)
================================================================================

(1) GENERAL
   Great American Reserve Insurance Company (the "Company") has established two separate accounts for this contract (the "Contract"). One account, Great American Reserve Variable Annuity Account G ("Account G"), which serves the variable annuity portion of the contract, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The other account, Great American Reserve Market Value Adjustment Account ("MVA"), which serves the portion of the contract that may be subject to a market value adjustment, is not registered with the Securities and Exchange Commission. Both accounts were established on January 18, 1996 and commenced operations on April 29, 1998 as a
segregated   investment  account  for  individual  and  group  variable  annuity contracts which are registered under the Securities Act of 1933. The operations of the Contract are included in the operations of the Company pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.
   Besides the three guarantee periods of the MVA option (1, 3 and 5 years), the following investment options are currently available:
THE ALGER AMERICAN FUND
   Growth Portfolio
   Leveraged AllCap Portfolio
   MidCap Portfolio
   Small Capitalization Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   Income and Growth Fund
   International Fund
   Value Fund
BERGER INSTITUTIONAL PRODUCTS TRUST
   100 Fund
   Growth and Income Fund
   Small Company Growth Fund
   BIAM International Fund
CONSECO SERIES TRUST
   Asset Allocation Portfolio
   Common Stock Portfolio
   Corporate Bond Portfolio
   Government Securities Portfolio
   Money Market Portfolio
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
DREYFUS STOCK INDEX FUND
DREYFUS VARIABLE INVESTMENT FUND
   International Value Portfolio
   Disciplined Stock Portfolio
FEDERATED INSURANCE SERIES
   High Income Bond Fund II
   International Equity Fund II
   Utility Fund II
INVESCO VARIABLE INVESTMENT FUNDS, INC.
   High Yield Portfolio
   Industrial Income Portfolio
JANUS ASPEN SERIES
   Aggressive Growth Portfolio
   Growth Portfolio
   Worldwide Growth Portfolio
LAZARD RETIREMENT SERIES, INC.
   Equity Portfolio
   Small Cap Portfolio
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio
MITCHELL HUTCHINS SERIES TRUST
   Growth and Income Portfolio
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
   Limited Maturity Bond Portfolio
   Partners Portfolio
STRONG CAPITAL VARIABLE INSURANCE FUNDS, INC.
   Growth Fund II
STRONG OPPORTUNITY FUND II
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Bond Fund
   Worldwide Emerging Markets Fund
   Worldwide Hard Assets Fund
   Worldwide Real Estate Fund

   The financial statements have been prepared in accordance with generally accepted accounting principles and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Actual results could differ from those estimates.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT VALUATION, TRANSACTIONS AND INCOME
   Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. Account G does not hold any investments which are restricted as to resale.
   Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of Account G as of the beginning of the valuation date.
FEDERAL INCOME TAXES
   No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Contract are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in the Contract and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.
ANNUITY RESERVES
   Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT G

JUNE 30, 1998
(UNAUDITED)

================================================================================
(3) PURCHASES AND SALES OF INVESTMENTS IN PORTFOLIO SHARES
   The aggregate cost of purchases of investments in portfolio shares were $186,584 for the period April 29, 1998 to June 30, 1998. The aggregate proceeds from sales of investments in portfolio shares were $20,345 for the period April 29, 1998 to June 30, 1998.

(4) DEDUCTIONS AND EXPENSES
   Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by mortality or expense experience because the Company assumes the mortality and expense risks under the contracts.
   The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.
   The expense risk assumed by the Company is the risk that the deductions for sales and administrative expenses may prove insufficient to cover the actual sales and administrative expenses. The Company deducts daily from Account G a fee, which is equal on an annual basis to 1.15 percent of the daily value of the total investments of Account G, for assuming the mortality and expense risks. These fees were $121 for the period April 29, 1998 to June 30, 1998.
   Pursuant to an agreement between Account G and the Company (which may be terminated by the Company), the Company provides sales and administrative services to Account G, as well as a minimum death benefit prior to retirement for the contracts. In addition, the Company deducts units from individual contracts annually and upon full surrender to cover an administrative fee of $30, unless the value of the contract is $25,000 or greater. There were no sales and administrative charges for the period April 29, 1998 to June 30, 1998. The Company also deducts daily from Account G a fee, which is equal on an annual basis to 0.15 percent of the daily value of the total investments of Account G, for administrative expenses. These expenses were $15 for the period April 29, 1998 to June 30, 1998.

(5) OTHER TRANSACTIONS WITH AFFILIATES
   Conseco Equity Sales, Inc., an affiliate of the Company, is the principal underwriter and performs all variable annuity sales functions on behalf of the Company through various retail broker/dealers including Conseco Financial Services, Inc., an affiliate of the Company.

(6) NET ASSETS
   Net assets consisted of the following at June 30, 1998:

================================================================================
Proceeds from the sales of units since organization,
   less cost of units redeemed....................................  $   163,949
Undistributed net investment income...............................        2,155
Undistributed net realized loss on sales of investments...........           (7)

NET UNREALIZED DEPRECIATION OF INVESTMENTS........................         (161)
--------------------------------------------------------------------------------
       Total net assets...........................................  $   165,936
================================================================================

CONSECO CAPITAL MANAGEMENT, INC.

================================================================================

REPORT FROM THE PRESIDENT
   Dear Contract Owner:
   We are pleased to report the performance of the Conseco Series Trust for Great American Reserve Variable Annuity Account G for the six months ended June 30, 1998:
                                                               MORNINGSTAR
                                         SIX MONTHS            SIX MONTHS
                                            ENDED                 ENDED
PORTFOLIO                               JUNE 30, 1998        JUNE 30, 1998 (1)
================================================================================
Asset Allocation                           10.95%                  9.51%
Common Stock                               13.46%                 11.36%
Corporate Bond                              2.95%                  3.41%
Government Securities                       2.77%                  3.78%
Money Market                                1.92%                  1.92%
--------------------------------------------------------------------------------
Note: Past performance is not indicative of future results.
(1) Average Accumulation Unit Value Total Return for each respective peer group from Morningstar Variable Annuity/Life Performance Report through 06/30/98.

   In recent testimony before Congress, Federal Reserve Chairman Alan Greenspan stated that the U.S. economy was performing better than at any time in the last 50 years. Strong stuff indeed, and largely the result of the prudent and intelligent implementation of both monetary policy and-surprise-fiscal policy. We can think of no time in the 20th century where monetary and fiscal policies have been so "in sync". That the performance of U.S. financial assets has been so incredible in the 1990s, surely reflects the power of enlightened policy.
   Much ink has been spilled of late claiming that recent market turmoil harkens the beginning of bad times for the U.S. economy and the market. We don't buy it. Bull markets end with significant increases in inflation, rising interest rates, tax hikes, or rampant protectionism. We just don't see any of these on the horizon. As long as monetary and fiscal policies stay their current courses, we should see nothing more than what used to be recognized as relatively normal cyclical activity. As you can see, markets don't always move in one direction.
   While markets have certainly been buffeted lately by a series of events that have raised doubts about the ability of the economy and the market to sustain their secular path, we are relatively nonplused by what we view as simply normal cyclical volatility. In fact, as you read through the reports of the various portfolio managers, it should be clear that we view the current period as a time when our research intensive, bottom-up security selection process will shine, as volatility unearths value. One theme rings constant throughout these reports, as it does throughout all of Conseco Capital Management; we will continue to populate your portfolio with rigorously researched, undervalued securities-one security at a time. We are convinced that this philosophy offers the best upside potential with the greatest downside protection.
   So enjoy reading these reports, thank you for your trust, and good investing! Sincerely,

   /s/ Maxwell E. Bublitz
   ------------------------------
   Maxwell E. Bublitz, CFA
   President & CEO
   Conseco Capital Management

REPORT FROM THE ASSET ALLOCATION
PORTFOLIO ADVISER
   The economic environment in the first half of 1998 has proven positive for both the economy and the financial markets. During this time period we experienced above-trend growth in the economy, slowing inflation, and lower levels of interest rates. While the U.S. economy posted strong growth numbers through the first half of 1998, we believe there is considerable evidence, particularly from recent jobs growth, industrial production, and the trade data, for a significant slowdown during the second half of the year. With the unemployment rate bouncing off a 28 year low, there is little slack in our labor markets. Historically, this would result in a pickup in the rate of inflation. The improvement in productivity throughout the economy, however, has allowed for a higher rate of economic growth without higher inflation.
   At Conseco Capital Management, our investment philosophy is deeply rooted in the belief that through investing in securities that we consider to be undervalued, we will provide better portfolio returns without assuming significant levels of risk. We implement our investment strategies utilizing proprietary research gleaned from our team of securities analysts and strive to achieve every advantage to earn incremental return for your portfolio. In executing our investment strategies, we actively manage the portfolio across all the major asset sectors including equities and corporate bonds.
   Our strategy for the fixed income portion of the portfolio (which represents roughly 38% of the portfolio's value) during the first half of 1998 was to continue to emphasize the investment grade corporate sector while utilizing high yield bonds to enhance the overall yield and return potential of the portfolio. One of the cheapest sectors of the investment grade corporate bond market has been Real Estate Investment Trusts. The income potential from bonds in this sector remains very attractive. In this sector, we invested in EOP Operating and Simon DeBartolo Group, Inc.
   We believe the media and telecommunications sectors currently represents good value within the high yield market. In the communications sector, we invested in Pinnacle Holdings, a wireless telecommunications tower owner and operator. In the media sector, we invested in Lenfest Communications, an owner and developer of cable television systems.
   The remaining 62% of the portfolio is comprised of equities and cash. In the equity markets, the first half of 1998 ended with yet another healthy dose of the volatility that has become commonplace in the latter stages of this bull market. April began with a continuation of the upward bias we saw through much of the first quarter, with most indices reaching new highs and sentiment readings indicating that 65% of all investors were bullish. In fact, the outlook was so positive that Federal Reserve Board Chairman Alan Greenspan felt compelled once again to suggest that interest rates may need an upward adjustment by mid-year to cool things down a bit. As the concern about such a move began to work its way into stocks, selling pressure increased even further as second quarter earnings suggested that growth was slowing in many industries and that the problems in Asia were becoming a much bigger issue than many had anticipated.
   Looking forward, we expect to experience stability in interest rates as a shrinking industrial sector, combined with trade imbalances, helps to slow U.S. economic growth. We believe the Federal Reserve will remain on the sidelines and not alter monetary policy until the financial crisis in Southeast Asia is perceived to be under control. Until the Fed is clear on the direction of monetary policy, the shape of the yield curve will remain flat and investors may find better opportunities investing in securities with shorter maturities. While we have experienced some easing in our labor markets recently, the low level of unemployment during the first half of 1998 may cause some pres-

CONSECO CAPITAL MANAGEMENT, INC.

================================================================================

sure on wages. Still, we believe this is an excellent environment for bond investors.
   In the meantime, thank you for another quarter of your much-valued trust. Please know that our investment strategy will continue to rely upon a bottom up approach to stock selection that emphasizes extensive research of the companies in which we invest. Our goal, as always, is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long term reliance on this strategy, and believe that it will continue to serve our shareholders well through the balance of this year and beyond.

   /s/ Thomas J. Pence
   -------------------
   Thomas J. Pence
   Vice President
   Portfolio Manager

REPORT FROM THE COMMON STOCK
PORTFOLIO ADVISER
   As we began 1998, much of the prevailing market sentiment was driven by concerns that weakness in foreign markets (Asia) would worsen global deflationary pressures, depress the global economy and drag down the U.S. market in the process. What transpired was something quite different. By cutting incremental demand for oil and other resource inputs, weakness in Asian markets actually stimulated the U.S. financial markets. Falling interest rates resulted in increased refinancing activity, allowing U.S. consumers to bolster their already high confidence levels by strengthening their balance sheets and increasing their monthly disposable income. We saw the direct effect of this in stronger than expected housing starts (the highest jump since 1987) and retail sales through much of the first quarter.
   Larger cap stocks continued to outpace small and mid-cap stocks in the first quarter, much as they did in the latter half of 1997. In fact, the mania for large caps is beginning to create market anomalies that resemble conditions of some of the great market bubbles in history. Our concern here is that the appetite for large cap stocks at virtually any price may simply reflect the current demographic profile of U.S. investors. In an effort to save for their retirement via 401K contributions into mutual funds, investors have poured huge amounts of money into the market that must be put to work quickly, regardless of the valuations being assigned to the businesses behind the stocks being purchased. The parallels here to the conditions that existed in Japan in the late `80's are somewhat disconcerting.
   Our strong performance during the quarter was well ahead of most major indices, including the seemingly unstoppable S&P 500. Encouragingly, many of the stocks responsible for this solid quarter were in sectors that underperformed in the overall market. In the healthcare sector, we enjoyed strong performance from Quorum Health Group.
   Amid all of the negative sentiment in the technology sector, we were able to establish a position in Comverse Technology at a three year low point in its price and price to earnings ratio multiple. Comverse, who recently merged with one of its main competitors, Boston Technology, is involved in enhanced voice messaging for wired and wireless networks.
   Other strong names in the portfolio during the quarter were Affiliated Computer Services, Transocean Offshore in the oil drilling sector and Department 56, who finally regained investor confidence after a two-year struggle with excess inventories in its retail channel. Lastly, we realized some excellent returns through our holding of several asset managers such as Franklin Resources, Legg Mason and Kansas City Southern.
   As we move toward the second half of 1998, all eyes will be on the lookout for the much-feared slowdown in corporate profits, particularly once second quarter earnings can be fully tallied. The fact that fourth quarter profits fell 2.3% in 1997 (the first drop since mid 1996) did not receive much attention when it was reported on March 26th. Nor did the fact that this profit shortfall came not only from slower revenue growth but also from a decrease in profit margins, which have been the key driver of this profit cycle. A continuation of this trend would suggest that in order for stocks to advance from here, they simply have to get more expensive (i.e., multiples have to keep increasing).
   Our investment strategy continues to rely on a bottom up approach to stock selection. Through extensive research of the companies in which we invest, our goal is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long term reliance on this strategy, and we remain hopeful that it will continue to serve our shareholders well through the balance of the year and beyond.

   /s/ Thomas J. Pence
   -------------------
   Thomas J. Pence
   Vice President
   Portfolio Manager

REPORT FROM THE CORPORATE BOND
PORTFOLIO ADVISER
   The first half of 1998 continues an environment that has been positive for the economy as well as financial assets. We have experienced above-trend growth in the economy, slowing inflation, and lower levels of interest rates. The U.S. economy has shown strong growth through the first half of 1998 although there is
considerable  evidence,   particularly  from  recent  jobs  growth,   industrial
production, and the trade data, for a significant slowing in the second half of the year. With the unemployment rate bouncing off a 28 year low, there is little slack in our labor markets. Historically, this has resulted in a pickup in the rate of inflation; however, the improvement in productivity throughout the economy has allowed for a higher rate of economic growth without the consequence of higher inflation.
   At Conseco Capital Management, our investment philosophy is deeply rooted in the belief that through investing in securities that we consider to be
undervalued,   we  will  provide  better  portfolio   returns  without  assuming
significant levels of risk. We implement our investment strategies utilizing proprietary research gleaned from our team of security analysts and strive to achieve every advantage to earn incremental return for your portfolio.
   Our strategy during the first half of 1998 was to emphasize the corporate sector and utilize other asset sectors to enhance the overall yield and return potential of the portfolio. To this end, we found value in two primary areas of the corporate bond market: the industrial sector and the bank/finance sector. Within the industrial sector, several securities offered excellent return potential. We invested in Waste Management which we consider to be fundamentally undervalued in the environmental sector. One of the cheapest sectors of the corporate bond market has been Real Estate Investment Trusts (REITs). Because of the large amount of issuance of REIT debt during the period, the opportunity to earn incremental return was limited. However, the income potential remains attractive and we have invested in several shorter maturity issues including Chelsea GCA Realty and Simon DeBartolo.
   Our economy is in the eighth year of an expansion and, combined with deflationary price pressures from the Southeast Asian economies, we have experienced a decline in several commodity prices. This lack of price pressure has kept us out of several of the
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cyclical  sectors  including  paper  and  forest  products,  and  chemicals.  We considers several securities to be undervalued in the cable and media sector, which has been one of the best performing. We have maintained a position in based on improving balance sheet fundamentals and profitability. The recently announced merger with AT&T has helped to further tighten Telecommunications Inc.'s yield spread over U. S. Treasury securities.
   The strength and health of our financial markets can be attributed, in part, to a very healthy bank system in the United States. Because of the strength in the U.S. economy, one of our investment themes has been to invest in several of the regional banks and underweight the money center banks. With the trend toward consolidation, we also look for value in certain banks that we consider to be underrated and have the potential for an upgrade either through a merger or improved fundamentals. Consistent with this theme, we invested in the debt of St. Paul Bancorp and U.S. Bancorp during the first half of the year.
   We have utilized taxable municipal bonds, asset-backed securities and commercial mortgage-backed securities (CMBS) within the portfolio in order to capture value in the short and intermediate maturity portions of the portfolio. Taxable municipal bonds have similar characteristics to their tax-exempt counterparts; however, the interest earned is subject to Federal taxes. The CMBS in which we invested offer excellent relative value with more predictable cashflows than other types of mortgage-backed securities.
    Looking forward, we expect to experience stability in interest rates as a shrinking industrial sector combine with trade imbalances to help slow U.S. economic growth. We believe the Federal Reserve will remain on the sidelines and not alter monetary policy until the financial crisis in Southeast Asia is under control. Until it is clear on the direction of monetary policy, the shape of the yield curve will remain flat and investors may find better opportunities in securities with shorter maturities. While we have experienced some easing in our labor markets recently, the low levels of unemployment we have seen in the first half of 1998 may cause some pressure on wages. Still, we believe this is an excellent environment in which to invest.

   /s/ Gregory J. Hahn
   ----------------------
   Gregory J. Hahn, CFA
   Senior Vice President
   Portfolio Manager

REPORT FROM THE GOVERNMENT SECURITIES
PORTFOLIO ADVISER
   The key points in the behavior of the U.S. Government bond market in the 2nd quarter were low domestic inflation, continuing Asian turmoil and a balanced Federal budget. Without exception, these key factors led the market to new price highs and historic lows in yields. The Portfolio capitalized on this encouraging market environment by being fully invested in fixed income instruments in a wide range of maturities. The sector allocation of the Portfolio at quarter end was 52% in U.S. Government and agency debt, 23% in corporate debt, 15% in asset backed securities, and 10% in taxable municipal debt. The investment in taxable municipal securities permits the fund to access a relatively new asset class that offers value due to pricing disparity versus comparably rated credits.
   It has been our strategy in the last few quarters to make a partial allocation in highly rated corporate bonds in an effort to increase the income component of the fund. This strategy has contributed to the Portfolio's total return, not only through increased income but also by price performance. These securities, which include Tommy Hilfiger and Tyson Foods, generally have short maturities and are of high credit quality.
   The outlook for the U.S. bond market is, in the near term, positive. The Federal Reserve has maintained a stance of non-intervention due in large part to the unwinding of the Asian economic miracle. The U.S. economy, however, continues to show outstanding performance. If the growth continues at its current pace, we would expect a preemptory move by the Federal Reserve, once Asia stabilizes and the wealth effect becomes apparent in the economic data.

   /s/ G. Nolan Smith
   -------------------
   G. Nolan Smith
   Vice President
   Portfolio Manager

REPORT FROM THE MONEY MARKET
PORTFOLIO ADVISER
   During the first half of 1998, the Federal Open Market Committee (FOMC) met three times to discuss the economic outlook and the implementation of monetary policy. The Federal Reserve Board (the "Fed") held the Federal Funds Target Rate at a 5.50% yield throughout the first and second quarters. With Asia still struggling to revive its economies and many American multinational companies issuing earnings warnings, the Fed has hesitated to increase the Federal Funds Target Rate. The Fed noted in the May meeting that weakening net exports were exerting an unfavorable impact on U.S. economic growth. The Fed also expected that this trend would expand into the last two quarters of 1998.
   Low price inflation in combination with low unemployment was a major focus for all the FOMC meetings. Consumer price inflation in the second quarter was modest as weak energy prices offset most of the increases in other sectors. The Consumer Price Index was anticipated to reach an increase of .2% but achieved a level of .3%. Also, the unemployment level reached 4.3% which is placing additional pressure on the Fed to tighten its credit policy in order to prevent future inflation.
   Quarter end pressures from brokers who needed to liquidate their inventory lead to increased yields in short term securities. Top-tier Commercial Paper traded over the quarter end at a 5.98% discount as compared to a Federal Fund Target of 5.50%. This pressure is caused by brokers needing to liquidate inventory from their balance sheets for the quarter end.
   The portfolio achieved a 2.80% gross return versus the benchmark return of 2.72%. The benchmark used for the portfolio is weighted by a combination of 75% of the commercial paper index and 25% of Payden & Rygel 1-Year Treasury Bill Index.
   Throughout the first half, Top-Tier 30 day commercial paper range went from trading around a 5.36% discount on January 8, 1998 to a 5.98% discount on June 30,1998. The yield on the 3-month T-Bill varied between 4.97% and 5.345% and ended on June 30, 1998 at a 5.078% yield. The 1-year T-Bill range went from yielding 5.076% on January 09, 1998 to a high of 5.484% on April, 29, 1998.
   The objectives of the Money Market Portfolio have not changed. We attempt to balance safety, liquidity, and total return in managing a fully diversified portfolio of money market securities. These objectives are met by investing in United States Government and agency obligations, top-tier commercial paper, and highly rated short corporate debt.

   /s/ Darren B. Meyer
   -------------------
   Darren B. Meyer
   Portfolio Manager

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28

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GREAT AMERICAN RESERVE
VARIABLE ANNUITY ACCOUNT G
SPONSOR
Great American Reserve Insurance Company - Carmel, Indiana.
DISTRIBUTOR
Conseco Equity Sales, Inc. - Carmel, Indiana.
INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP - Indianapolis, Indiana.

CONSECO SERIES TRUST
BOARD OF TRUSTEES
WILLIAM P. DAVES, JR., Chairman
   Consultant to the insurance and health care industries.
   Director, President and Chief Executive Officer,
   FFG Insurance Co.,
   Dallas, Texas.
HAROLD W. HARTLEY, Trustee
   Retired. Chartered Financial Analyst.
   Formerly Executive Vice President,
   Tenneco Financial Services Inc.,
   Fort Myers Beach, Florida.
MAXWELL G. BUBLITZ, Trustee and President
   President, Conseco Capital Management, Inc.,
   Carmel, Indiana.
DR. R. JAN LECROY, Trustee
   President, Dallas Citizens Council,
   Dallas, Texas.
DR. JESSE H. PARRISH, Trustee
   Higher education consultant.
   Formerly President, Midland College,
   Midland, Texas.
INVESTMENT ADVISER
Conseco Capital Management, Inc. - Carmel, Indiana.
INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP - Indianapolis, Indiana.
CUSTODIAN
Bankers Trust Company - New York, New York.


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CONSECO


GREAT AMERICAN RESERVE INSURANCE COMPANY
11815 North Pennsylvania Street
Carmel, Indiana 46032

                                                           ---------------------
                                                             FIRST CLASS MAIL
                                                             U.S. POSTAGE PAID
                                                              HACKENSACK, NJ
                                                               PERMIT NO. 9
                                                           ---------------------
05-8437 (8/98)




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                                                                         CONSECO


GREAT AMERICAN RESERVE INSURANCE COMPANY

SEMIANNUAL REPORT
TO CONTRACT OWNERS

June 30, 1998

This report is for the information of contract owners and participants of the Great American Reserve Variable Annuity Account G and Conseco Series Trust. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus which contains more complete information, including charges and expenses.



                               Great American Reserve Variable Annuity Account G
                                                            Conseco Series Trust

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